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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  March 31, 1999



                              IBS INTERACTIVE, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                        0-24073                  13-3817344
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


2 Ridgedale Avenue, Suite 350, Cedar Knolls, New Jersey             07927
      (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (973) 285-2600


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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

              On March 31, 1999, IBS Interactive, Inc. ("IBS") entered into an Exchange Agreement (the "Agreement") with Spectrum Information Services, Inc., an Alabama corporation ("Spectrum"), and all of Spectrum's shareholders. Spectrum is a full-service provider of network and systems integration solutions based in Madison, Alabama. Pursuant to the terms of the Agreement, IBS acquired all of the issued and outstanding shares of Spectrum in exchange for $3,200,000 (subject to certain adjustments) of unregistered shares of IBS common stock, par value $.01 per share, valued by the parties at $22.00 per share. IBS intends to continue the existing operations of Spectrum without any material changes.

              The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as an exhibit.


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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Financial Statements of Businesses Acquired.

               It is impracticable to file the financial  statements required by
               Item 7(a) with the initial filing of this Report on Form 8-K. Such financial statements will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

               (b) Pro Forma Financial Information.

               It is impracticable to file the pro forma financial information required by Item 7(b) with the initial filing of this Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

               (c) Exhibits.

               The following exhibits are included as part of this Report:

               2.1 Exchange Agreement, dated as of March 31, 1999, by and among IBS, Dan E. Spencer, Raymond Deep, Michael Bayless, Michael Ivey, Billy Lenox and Spectrum.

               99.1   Press release of IBS, dated April 1, 1999.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IBS INTERACTIVE, INC.



Date:  April 15, 1999                       By: /s/ Nicholas R. Loglisci, Jr.
                                               _____________________________
                                            Name:  Nicholas R. Loglisci, Jr.
                                            Title: President and Chief
                                                   Executive Officer



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                                  EXHIBIT INDEX


Exhibit No.                        Description
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2.1                        Exchange  Agreement,  dated as of March 31, 1999,  by
                           and among IBS, Dan E. Spencer, Raymond Deep, Michael Bayless, Michael Ivey, Billy Lenox and Spectrum.

99.1                       Press Release of IBS, dated April 1, 1999.